UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	April 30, 2013 Semi Annual Reports transmitted to shareholders.

April 30, 2013
Multi-Asset and Alternatives Funds

William Blair Funds Semiannual Report

April 30, 2013	William Blair Funds	1

MACRO ALLOCATION FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Brian D. Singer Edwin Denson Thomas Clarke

The Macro Allocation Fund (Class N shares) posted an 8.49% increase, net of fees, for the six months ended April 30, 2013. By comparison, the Fund’s benchmarks, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and its Long-Term Comparative Index, returned 0.06% and 4.31%, respectively, for the same period. The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays U.S. Aggregate Index, 30% MSCI All Country World Index (net), and 30% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund benefited from positive contributions from both its market-oriented strategies and its currency-oriented strategy during the period covered by this report. Market performance benefited from an aggregate long exposure to equities, particularly within developed Europe and Japan, as well as from a long exposure to U.S. high yield. Market performance suffered due to short exposures to safe haven sovereign bond markets within the European Monetary Union and an average effective net short exposure to U.S. equities. Currency performance benefited from short exposures to the Japanese yen, as well as from an aggregate long exposure to emerging markets currencies, particularly within Asia. Currency performance was hurt by short exposures to the Australian dollar and the New Zealand dollar.

We believe that the Fund remains positioned consistent with an elevated level of long-term opportunity, with an anticipation of continued long-term certainty about near-term stability, particularly within Europe. We are keeping a cautious eye toward safe haven sovereigns, and continue to anticipate the second half of calendar 2013 where much remains to be resolved in the U.S. with respect to the debt ceiling, the sequester, and the budget. Long equity exposure continues to be tilted toward Europe and the emerging markets. Call options on U.S. bonds remain in place and are designed to limit the downside from the Fund’s otherwise short exposure to these markets in case yields fall further. The Fund also has kept much of its long equity exposure protected with put options.

2	Semi-Annual Report	April 30, 2013

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 4/30/2013
	Fiscal Year		Since
	to Date	1 Year	Inception(a)
Class N	8.49%	12.89%	15.84%
Class I	8.52%	13.12%	16.08%
BofA Merrill Lynch 3-month U.S. Treasury Bill Index	0.06%	0.12%	0.10%
Barclays U.S. 1-3 Month Treasury Bill Index	0.04%	0.08%	0.07%
Long-Term Comparitive Index	4.31%	6.01%	7.99%

(a)	For the period from November 29, 2011 (Commencement of Operations) to April 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Effective March 1, 2013, the Fund uses the BofA Merrill Lynch 3-month U.S. Treasury Bill Index as the broad-based index because it is included as part of the Long-Term Comparative Index.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

The Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible.

The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% Morgan Stanley Capital International (MSCI) All Country World Index (net), and 30% Bank of America/Merrill Lynch 3-month U.S. Treasury Bill Index.

This report identifies the Fund’s investments on April 30, 2013. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The chart to the right is a graphical representation of gross portfolio exposure excluding forward foreign currency contracts as of April 30, 2013.

April 30, 2013	William Blair Funds	3

William Blair Macro Allocation Fund

Portfolio of Investments, April 30, 2013 (unaudited)

Issuer	Shares or Principal Amount	Value

Exchange-Traded Funds—58.7%
Equity Exchange-Traded Funds—37.0%
Guggenheim China Small Cap ETF (a)	45,000	$1,077,750
Guggenheim Frontier Markets ETF (a)	150,000	2,781,000
iShares FTSE China 25 Index Fund (a)	28,000	1,056,720
iShares MSCI EAFE Value Index (a)	29,000	1,532,940
iShares Russell 1000 Value Index Fund (a)	110,000	9,062,900
iShares S&P Global Energy Sector Index Fund (a)	93,000	3,719,070
SPDR S&P 500 ETF Trust (a)	75,000	11,976,000
SPDR S&P Emerging Markets Small Cap ETF (a)	133,000	6,526,310
Vanguard MSCI Emerging Markets ETF (a)	24,000	1,050,240
Vanguard MSCI European ETF (a)	125,000	6,420,000
Total Equity Exchange-Traded Funds		45,202,930
Fixed Income Exchange-Traded Funds—21.7%
iShares iBoxx Investment Grade Corporate Bond Fund (a)	127,000	15,510,510
SPDR Barclays Capital High Yield Bond ETF (a)	240,000	10,020,000
WisdomTree Emerging Markets Local Debt ETF (a)	19,000	1,020,110
Total Fixed Income Exchange-Traded Funds		26,550,620
Total Exchange-Traded Funds—58.7% (cost $68,426,967)		71,753,550

Common Stock—0.6%

Europe—0.6%
France—0.6%
Schneider Electric S.A. (Electrical equipment)	8,859	675,511
Total Common Stocks—0.6% (cost $667,301)		675,511

Repurchase Agreement—27.7%
Fixed Income Clearing Corporation, 0.060% dated 4/30/13, due 5/1/13, repurchase price $33,775,983 collateralized by U.S. Treasury Note, 2.375%, due 10/31/14	$33,775,927	33,775,927
Total Repurchase Agreement—27.7% (cost $33,775,927)		33,775,927

U.S. Government—8.7%
U.S. Treasury Bill, 0.180%, 5/2/13	125,000	124,999
U.S. Treasury Bill, 0.170%, 5/30/13	50,000	49,993
U.S. Treasury Bill, 0.180%–0.204%, 6/27/13 (a)(b)	200,000	199,938
U.S. Treasury Bill, 0.170%–0.180%, 7/25/13 (a)(b)	350,000	349,853

Issuer	Shares/ Principal Amount/ Contracts	Value

U.S. Government—(continued)
U.S. Treasury Bill, 0.180%, 8/22/13 (a)(b)	$100,000	$99,942
U.S. Treasury Bill, 0.150%–0.170%, 9/19/13 (a)(b)	1,550,000	1,549,019
U.S. Treasury Bill, 0.170%–0.180%, 10/17/13 (a)(b)	1,250,000	1,248,985
U.S. Treasury Bill, 0.170%, 11/14/13 (a)(b)	1,000,000	999,097
U.S. Treasury Bill, 0.130%, 1/9/14 (a)(b)	1,000,000	999,097
U.S. Treasury Bill, 0.150%, 2/6/14 (a)(b)	1,000,000	998,841
U.S. Treasury Bill, 0.130%–0.150%, 3/6/14 (a)(b)	2,000,000	1,997,588
U.S. Treasury Bill, 0.130%, 4/3/14 (a)(b)	2,000,000	1,997,622
Total U.S. Government—8.7% (cost $10,614,974)		10,614,974

Purchased Options—0.8%
10 Year U.S. Treasury Note, May 2013, Strike $131, CALL	250	601,563
S&P 500 Index, July 2013, Strike $1,475, PUT	360	423,000
Total Purchased Options—0.8% (cost $1,120,267)		1,024,563
Total Investments in Securities—96.5% (cost $114,605,436)		117,844,525

Securities Sold Short—(6.0)%
Exchange-Traded Funds
iShares Russell 1000 Growth Index Fund	(100,000)	(7,288,000)
Total Securities Sold Short—(6.0)% (proceeds $6,706,050)		(7,288,000)
Cash and other assets, less liabilities—9.5%		11,585,708
Net assets—100.0%		$122,142,233

(a)	Security, or portion of security, is segregated as collateral for securities sold short and swap contracts aggregating a total value of $12,818,271.
(b)	Security, or portion of security, is pledged as collateral to cover initial margin requirements on open futures contracts aggregating a total value of $4,455,629.

See accompanying Notes to Financial Statements.

4	Semi-Annual Report	April 30, 2013

William Blair Macro Allocation Fund

Portfolio of Investments, April 30, 2013 (unaudited)

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency	Current Value	Net Unrealized Appreciation (Depreciation)

Purchased
5/15/13	Chinese Yuan Renminbi	State Street Bank & Trust Company	87,808,000	$14,234,136	$254,819
5/15/13	British Pound Sterling	State Street Bank & Trust Company	8,261,000	12,831,115	55,763
5/15/13	Hong Kong Dollar	State Street Bank & Trust Company	29,487,000	3,800,045	(2,120)
5/15/13	Hungarian Forint	State Street Bank & Trust Company	470,759,000	2,068,638	(42,950)
5/15/13	Indian Rupee	State Street Bank & Trust Company	1,006,473,000	18,638,110	93,266
5/15/13	Japanese Yen	State Street Bank & Trust Company	637,564,000	6,540,520	16,616
5/15/13	South Korean Won	State Street Bank & Trust Company	15,501,409,000	14,069,373	(54,936)
5/15/13	Mexican Peso	State Street Bank & Trust Company	74,231,000	6,107,337	240,066
5/15/13	Malaysian Ringgit	State Street Bank & Trust Company	22,233,000	7,300,976	133,570
5/15/13	Polish Zloty	State Street Bank & Trust Company	5,777,000	1,827,033	(11,194)
5/15/13	Thai Baht	State Street Bank & Trust Company	151,157,000	5,146,556	78,424
5/15/13	Taiwan Dollar	State Street Bank & Trust Company	198,462,000	6,725,804	9,746
					$771,070
Sold
5/15/13	Australian Dollar	State Street Bank & Trust Company	16,607,000	$17,199,589	$(160,464)
5/15/13	Brazilian Real	State Street Bank & Trust Company	19,508,000	9,736,874	(22,886)
5/15/13	Canadian Dollar	State Street Bank & Trust Company	4,766,000	4,729,242	(11,584)
5/15/13	Swiss Franc	State Street Bank & Trust Company	21,966,000	23,627,092	150,107
5/15/13	Czech Koruna	State Street Bank & Trust Company	51,742,000	2,641,819	41,526
5/15/13	Danish Krone	State Street Bank & Trust Company	34,309,000	6,061,293	47,666
5/15/13	Euro	State Street Bank & Trust Company	5,705,000	7,513,777	113,026
5/15/13	Japanese Yen	State Street Bank & Trust Company	1,897,933,000	19,470,155	675,535
5/15/13	New Zealand Dollar	State Street Bank & Trust Company	10,492,000	8,985,270	(203,553)
5/15/13	Singapore Dollar	State Street Bank & Trust Company	4,832,000	3,923,045	(26,406)
5/15/13	Thai Baht	State Street Bank & Trust Company	151,157,000	5,146,556	122,074
5/15/13	South African Rand	State Street Bank & Trust Company	1,414,000	157,320	(165)
					$724,876

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local)	Net Unrealized Appreciation (Depreciation) (USD)

Long
146	CAC 40 Index	May 2013	Euro	5,204,433	$451,499
105	IBEX 35 Index	May 2013	Euro	8,230,843	798,846
40	NIKKEI 225 Index	June 2013	Japanese Yen	243,008,080	352,792
9	ASX SPI 200 Index	June 2013	Australian Dollar	1,134,906	28,918
190	EURO STOXX 50 Index	June 2013	Euro	5,018,755	68,936
70	FTSE 100 Index	June 2013	British Pound Sterling	4,487,082	(28,941)
47	FTSE MIB Index	June 2013	Euro	3,929,648	(49,799)
43	S&P 500 E Mini Index	June 2013	United States Dollar	3,328,119	95,111
					$1,717,362
Short
82	German Euro Bund*	June 2013	Euro	11,791,100	$(300,871)
151	Swiss Government Bond	June 2013	Swiss Franc	23,042,500	(289,180)
91	10YR JGB Mini	June 2013	Japanese Yen	1,317,797,953	18,946
268	10YR US Treasury Notes*	June 2013	United States Dollar	35,259,149	(481,163)
85	FTSE 40 Index	June 2013	South African Rand	29,249,833	14,736
29	S&P TSE 60 Index	June 2013	Canadian Dollar	4,217,550	103,419
13	DAX Index	June 2013	Euro	2,576,440	2,785
78	5YR US Treasury Notes*	June 2013	United States Dollar	9,667,438	(54,531)
					$(985,859)

*	Exposure to Futures Contract is achieved through the use of a swap contract with Credit Suisse.

See accompanying Notes to Financial Statements.

April 30, 2013	William Blair Funds	5

William Blair Macro Allocation Fund

Portfolio of Investments, April 30, 2013 (unaudited)

Total Return Swaps

Reference Entity	Floating Rate	Pay/Receive Floating Rate	Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Credit Suisse Custom Equity Index (U.S. Equities)	1 Month LIBOR plus 45 bps	Pay	3/28/14	Credit Suisse International	$1,856,933	$(41,262)
Credit Suisse Custom Equity Index (U.S. ETF)	1 Month LIBOR minus 35 bps	Receive	3/28/14	Credit Suisse International	(2,107,919)	(36,109)
Credit Suisse Custom Equity Index (Japanese Equities)	1 Month JPY LIBOR plus 20 bps	Pay	7/17/13	Credit Suisse International	3,576,708	210,870
Credit Suisse Custom Equity Index (U.S. Equities)	1 Month LIBOR plus 65 bps	Pay	2/11/14	Credit Suisse International	2,745,708	59,688
Credit Suisse Custom Equity Index (U.S. ETF)	1 Month LIBOR minus 20 bps	Receive	2/11/14	Credit Suisse International	(3,107,809)	(204,604)
						$(11,417)

See accompanying Notes to Financial Statements.

6	Semi-Annual Report	April 30, 2013

COMMODITY STRATEGY LONG/SHORT FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

John Abunassar Peter Carl Toby Elliman Chris Walvoord Brian Ziv, CFA

Introduction

The Commodity Strategy Long/Short Fund (Class N shares) posted a 3.40% decrease, net of fees, for the six months ended April 30, 2013. By comparison, the Fund’s benchmark index, the Morningstar Long/Short Commodity Index (the “Index”), decreased 0.82%.

Over this stretch, inflation pressures remained subdued and long-only commodity indices were correspondingly negative (Dow Jones-UBS Commodity Index[1] -6.34%, S&P GSCI[2] -3.42%). Precious metals had a particularly difficult time over the last six months as risk assets, such as equities, remained popular and “safe haven” assets struggled; gold returned -14.37% and silver was an even worse -25.16% over the last six months. The cool, wet spring across the U.S. grain belt caused agricultural prices to ease considerably as well, with wheat (-15.44%), corn (-13.99%), and soybeans (-9.67%) leading the way to the downside.

Portfolio Results

While the Fund underperformed its benchmark Index over the period, the Fund has outperformed the Index since its inception on April 25, 2012 through April 30, 2013. The systematic portion of the portfolio, especially trend-following, continues to experience difficult trading conditions. The two trend-following managers in the portfolio returned -3.58% and -5.74% during the period. While trend-following is an essential element of the Fund’s strategy, steadily declining volatility provides a stiff headwind as trend-followers tend to carry an implicit long volatility profile. Commodity volatility, as measured by the Merrill Lynch (3-month) Commodity Volatility Index, dropped markedly during the period before rebounding slightly. On April 30, 2013, the Index reading stood at 12.03, down almost 40% from six months earlier. The lack of volatility tends to be most acutely felt by trend-followers but all types of commodity managers tend to suffer when volatility is low and/or declining.

The performance highlight in the portfolio was the cotton specialist which was added during the period. This manager has returned a healthy 15.88% since its addition to the portfolio. While this manager trades an exceedingly narrow product set, its performance highlights the potential of specialized information and experience. While other agricultural commodities sold off strongly, cotton futures bucked the trend and rallied during the last six months, a move which the manager correctly anticipated and participated significantly in.

The fixed income portion of the portfolio is invested in a diverse group of short duration and high-quality securities. This portion of the portfolio is intended to remain stable while the commodity future investments are intended to drive the overall return of the Fund.

Outlook and Positioning

With commodity volatility near all-time lows, we believe that the timing appears excellent for the strategies employed by commodity long-short managers. However, other conditions, such as a sustained disconnect between commodity fundamentals and commodity prices as well as persistently low interest rates, call for a conservative approach to portfolio construction. Given this backdrop, the portion of the portfolio dedicated to commodities continues to emphasize specialist managers (42.95% of the commodities portfolio) and fundamental managers (17.40%) relative to systematic managers (30.97% trend-following, 8.68% spread trading).

In the coming six months, our preference for specialist managers is likely to become ever greater as our research efforts to extend both the depth and breadth of our manager lineup bears fruit. We are particularly excited by potential opportunities in energy (crude oil as well as refined products) and agricultural (e.g., soybeans) markets. In addition to a focused approach, we believe specialist managers tend to bring global networks of industry contacts, a firm grasp of supply and demand, and a full understanding of the positioning and tendencies of other market participants. Furthermore, specialist managers often have direct links to physical commodity businesses which can provide a steady stream of unique, timely, and actionable insights to assist their trading. As such, we believe the Fund’s positioning is not only excellent currently but should also improve incrementally going forward.

[1]  The S&P GSCI Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.

[2]  The Dow Jones-UBS Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single measure.

April 30, 2013	William Blair Funds	7

Commodity Strategy Long/Short Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 4/30/2013
	Fiscal Year		Since
	to Date	1 Year	Inception(a)
Class N	(3.40)%	(4.65)%	(4.40)%
Class I	(3.35)%	(4.41)%	(4.16)%
Morningstar Long/Short Commodity Index	(0.82)%	(14.07)%	(14.13)%

(a)	For the period from April 25, 2012 (Commencement of Operations) to April 30, 2013.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund's investment objective will be achieved or that the Fund's investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morningstar Long/Short Commodity Index is a commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat. The momentum rule compares a commodity's price to its 12 month moving average. If at monthly rebalance a commodity price is above its 12 month moving average, the index will take a long position. If the price is below its 12 month moving average, the index will take a short position. However, if the commodity is in the energy sector and the price is below its 12 month moving average, the index takes a flat position (position moved to cash).

This report identifies the Fund's investments on April 30, 2013. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The chart below provides a breakdown of the commodity exposure within the total return Swap as of April 30, 2013.

8	Semi-Annual Report	April 30, 2013

William Blair Commodity Strategy Long/Short Fund

Consolidated Portfolio of Investments, April 30, 2013 (unaudited)

		NRSRO	Principal
	Issuer	Rating	Amount	Value

	U.S. Government and U.S. Government Agency—74.6%

	Federal National Mortgage Association (FNMA)—52.4%
#	705741, 5.000%, due 6/1/18		$103,046	$110,313
#	751313, 5.000%, due 3/1/19		156,475	170,926
#	889670, 5.500%, due 6/1/23		135,388	149,814
#	AC3674, 4.500%, due 10/1/24		1,123,975	1,236,791
#	AC5124, 4.000%, due 11/1/24		568,876	623,642
#	AC0596, 4.000%, due 12/1/24		379,800	416,363
#	AC6257, 4.000%, due 12/1/24		528,486	579,364
#	932629, 4.000%, due 3/1/25		94,505	103,603
#	AL2851, 4.000%, due 8/1/26		325,453	356,785
#	AK0498, 3.500%, due 1/1/27		543,156	590,036
#	AO0627, 3.500%, due 5/1/27		1,693,638	1,839,815
#	AP0446, 3.500%, due 7/1/27		422,900	459,401
#	AL2590, 4.000%, due 7/1/27		558,214	611,954
#	AA7611, 5.000%, due 5/1/39		126,615	143,031
#	932638, 5.000%, due 3/1/40		359,489	399,809
	Total FNMA Mortgage Obligations			7,791,647

	Federal Home Loan Mortgage Corp. (FHLMC)—18.4%
#	G11697, 5.500%, due 4/1/20		182,653	197,590
#	G13124, 6.000%, due 12/1/22		208,298	230,213
#	J16051, 4.500%, due 7/1/26		335,594	365,801
#	J19032, 3.500%, due 5/1/27		489,297	531,342
#	J21621, 3.000%, due 12/1/27		478,301	512,933
#	G04053, 5.500%, due 3/1/38		175,394	195,527
#	G06964, 5.500%, due 11/1/38		369,424	418,270
#	G05723, 6.500%, due 11/1/38		245,340	276,542
	Total FHLMC Mortgage Obligations			2,728,218

	U.S. Treasury Inflation Indexed Notes/Bonds—3.8%
	U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17		299,244	344,061
	U.S. Treasury Inflation Indexed Note, 1.625%, due 1/15/18		193,884	223,285
	Total U.S. Treasury Inflation Indexed Notes/Bonds			567,346

	Total U.S. Government and U.S. Government Agency—74.6%
	(cost $11,048,989)			11,087,211

	Asset-Backed Securities—9.7%
	CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA	16,252	16,279
	Harley-Davidson Motorcycle Trust, 2011-2, Tranche A2, 0.710%, 5/15/15	Aaa	22,800	22,813
	Chase Issuance Trust, 2008-A11, Tranche A11, 5.400%, 7/15/15	AAA	100,000	101,058
	BMW Vehicle Owner Trust, 2010-A, Tranche A4, 2.100%, 10/25/16	AAA	83,518	83,821
	GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.769%, 2/20/17, VRN	Aaa	$100,000	$100,745
	Capital One Multi-Asset Execution Trust, 2004-A4, Tranche A4, 0.419%, 3/15/17, VRN	AAA	125,000	125,132
	Bank of America Credit Card Trust, 2007-A15, Tranche A15, 0.549%, 4/17/17, VRN	AAA	125,000	125,484
	Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.399%, 5/22/17, VRN	AAA	200,000	204,422
	Hertz Vehicle Financing LLC-144A, 2013-1A, Tranche B1, 1.860%, 8/25/17	Baa1	150,000	150,294
	Citibank Credit Card Issuance Trust, 2006-A8, 0.317%, 12/17/18, VRN	AAA	200,000	199,108
	SLM Student Loan Trust, 2008-5, Tranche A4, 1.976%, 7/25/23, VRN	Aaa	300,000	315,080
	Total Asset-Backed Securities—9.7%
	(cost $1,449,549)			1,444,236

	Corporate Obligations—10.0%
	Citigroup, Inc., 2.650%, due 3/2/15	A	200,000	205,929
	The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A	200,000	208,650
	American Express Credit Corporation, 2.750%, due 9/15/15	A+	250,000	261,881
	Royal Bank of Scotland Group, PLC, 2.550%, due 9/18/15	A	100,000	103,006
	Capital One Financial Corporation, 1.000%, due 11/6/15	A-	200,000	199,452
	Morgan Stanley, 1.538%, due 2/25/16, VRN	A	200,000	201,104
	Bank of America Corporation, 1.104%, due 3/22/16, VRN	A	100,000	99,915
	Credit Agricole S.A.—144A, 1.438%, due 4/15/16, VRN	A+	200,000	200,290
	Total Corporate Obligations—10.0% (cost $1,457,805)			1,480,227
	Total Long-Term Investments—94.3% (cost $13,956,343)			14,011,674

	Short-Term Investments—15.5%

	Time Deposit—4.4%
	State Street Euro Dollar Time Deposit, 0.010%, due 5/1/13		650,266	650,266

See accompanying Notes to Financial Statements.

April 30, 2013	William Blair Funds	9

William Blair Commodity Strategy Long/Short Fund

Consolidated Portfolio of Investments, April 30, 2013 (unaudited)

Issuer	Principal Amount	Value

Money Market Fund—5.0%
SSgA Prime Money Market Fund (a)	$750,000	$750,000

Repurchase Agreement—6.1%
Fixed Income Clearing Corporation, 0.060% dated 4/30/13, due 5/1/13, repurchase price $906,757 collateralized by U.S. Treasury Bond, 4.500%, due 8/15/39	906,755	906,755
Total Short-Term Investments—15.5%
(cost $2,307,021)		2,307,021
Total Investments—109.8%
(cost $16,263,364)		16,318,695
Liabilities, plus cash and other assets—(9.8)%		(1,451,448)
Net assets—100.0%		$14,867,247

Total Return Swap

Reference Entity	Effective/ Expiration Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
William Blair Commodity Strategy Long-Short Mutual Fund Index	4/26/17	Deutsche Bank AG, London Branch	$18,816,304	$(671,838)

(a) Security, or portion of security, is segregated as collateral for the total return swap aggregating a total value of $750,000.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

10	Semi-Annual Report	April 30, 2013

Statements of Assets and Liabilities (unaudited)

As of April 30, 2013

		Commodity
		Strategy
	Macro	Long/Short
	Allocation	Fund
	Fund	(Consolidated)

Assets
Investments in securities, at cost	$114,605,436	$16,263,364

Investments in securities, at value	$84,068,598	$15,411,940
Repurchase agreement	33,775,927	906,755
Segregated cash at broker	7,264,897	—
Foreign currency, at value ($528,512 ; $—)	538,298	—
Receivable for fund shares sold	5,395,368	—
Receivable from Advisor	66,960	93,907
Dividend and interest receivable	56	42,082
Unrealized appreciation on forward currency contracts	1,495,946	—
Total assets	132,606,050	16,454,684
Liabilities
Security sold short ($6,706,050 ; $—)	7,288,000	—
Payable for futures variation margin	952,920	—
Payable for investment securities purchased	2,027,848	838,098
Payable for fund shares redeemed	50,250	—
Payable to custodian	7,932	—
Unrealized depreciation on swap contract	11,417	671,838
Management fee payable	72,827	16,905
Distribution and shareholder administration fees payable	21,493	2,039
Other payables and accrued expenses	31,130	58,557
Total liabilities	10,463,817	1,587,437
Net Assets	$122,142,233	$14,867,247
Capital
Composition of Net Assets
Par value of shares of beneficial interest	10,243	1,558
Capital paid in excess of par value	116,897,188	15,539,621
Accumulated net investment income (loss)	(192,613)	(28,133)
Accumulated realized gain (loss)	546,178	(29,292)
Net unrealized appreciation (depreciation) of investments and foreign currencies	4,881,237	(616,507)
Net Assets	$122,142,233	$14,867,247

Class N Shares
Net Assets	$41,748,018	$1,107,274
Shares Outstanding	3,507,529	116,279
Net Asset Value Per Share	$11.91	$9.52
Class I Shares
Net Assets	$80,394,215	$13,759,973
Shares Outstanding	6,735,420	1,441,947
Net Asset Value Per Share	$11.94	$9.54

See accompanying Notes to Financial Statements.

April 30, 2013	William Blair Funds	11

Statements of Operations (unaudited)

For the Period Ended April 30, 2013

		Commodity
		Strategy
	Macro	Long/Short
	Allocation	Fund
	Fund	(Consolidated)

Investment income
Dividends	$636,290	$—
Interest	6,699	117,485
Total income	642,989	117,485
Expenses
Investment advisory fees	272,905	99,556
Distribution fees	26,287	1,405
Shareholder administration fees	51,170	10,667
Custodian fees	43,495	38,824
Transfer agent fees	5,134	4,266
Sub-transfer agent fees
Class N	5,438	254
Class I	4,596	1,465
Professional fees	55,088	34,829
Registration fees	18,616	41,423
Shareholder reporting fees	25,770	39,542
Trustee fees	311	293
Other expenses	6,045	3,833
Short dividend expenses	36,569	—
Total expenses before waiver	551,424	276,357
Expenses reimbursed to (waived or absorbed by) the Advisor	(113,265)	(154,061)
Net expenses	438,159	122,296
Net investment income (loss)	204,830	(4,811)
Realized and unrealized gain (loss)
Net Realized gain (loss) on transactions from:
Investments in securities	133,326	6,715
Options	(1,542,376)	—
Futures contracts	645,471	—
Swaps	561,863	—
Forward foreign currency contracts	783,828	—
Foreign currency transactions	(80,364)	—
Total net realized gain (loss)	501,748	6,715
Change in net unrealized appreciation (depreciation) of:
Investments	2,173,678	(21,419)
Options	(4,257)	—
Futures contracts	1,101,207	—
Swaps	(73,523)	(456,651)
Forward foreign currency contracts	1,333,748	—
Foreign currency translations	17,093	—
Change in net unrealized appreciation (depreciation)	4,547,946	(478,070)
Net increase (decrease) in net assets resulting from operations	$5,254,524	$(476,166)

See accompanying Notes to Financial Statements.

12	Semi-Annual Report	April 30, 2013

Statements of Changes in Net Assets (unaudited)

For the Period Ended April 30, 2013

			Commodity Strategy
			Long/Short Fund
	Macro Allocation Fund		(Consolidated)
	2013	2012(a)	2013	2012(b)

Operations
Net investment income (loss)	$204,830	$178,321	$(4,811)	$(3,789)
Net realized gain (loss) on investments, and other assets and liabilities	501,748	670,771	6,715	1,578
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	4,547,946	333,291	(478,070)	(138,437)
Net increase (decrease) in net assets resulting from operations	5,254,524	1,182,383	(476,166)	(140,648)
Distributions to shareholders from
Net investment income
Class N	(118,305)	(7,330)	(4,033)	—
Class I	(306,887)	(35,165)	(53,887)	—
Net realized gain
Class N	(211,562)	—	—	—
Class I	(523,901)	—	—	—
Total Distributions	(1,160,655)	(42,495)	(57,920)	—
Capital stock transactions
Net proceeds from sale of shares	88,227,592	35,028,121	4,739,200	13,555,573
Shares issued in reinvestment of income dividends and capital gain distributions	954,059	30,634	38,744	—
Less cost of shares redeemed	(4,273,054)	(3,058,876)	(2,358,441)	(433,095)
Net increase (decrease) in net assets resulting from capital share transactions	84,908,597	31,999,879	2,419,503	13,122,478
Increase (decrease) in net assets	89,002,466	33,139,767	1,885,417	12,981,830
Net assets
Beginning of period	33,139,767	—	12,981,830	—
End of period	$122,142,233	$33,139,767	$14,867,247	$12,981,830
Accumulated net investment income (loss) at the end of the period	$(192,613)	$27,749	$(28,133)	$34,598

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012
(b)	For the period from April 25, 2012 (Commencement of Operations) to October 31, 2012

See accompanying Notes to Financial Statements.

April 30, 2013	William Blair Funds	13

Notes to Financial Statements

(1) Organization

The William Blair Macro Allocation Fund (“MAF” or “Macro Allocation”) and the William Blair Commodity Strategy Long/Short Fund (“CLS” or “Commodity Strategy Long/Short”) are separate Funds (together the “Funds”) within the William Blair Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. For each Fund, the number of shares authorized is unlimited.

(a) Share Classes

Three different classes of shares currently are available: N, I and Institutional. There are currently no assets in the Institutional Share Class. This report includes financial highlight information for Classes N and I. Below is a brief description of the Class N shares and the Class I shares covered by this report:

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee of 0.25%, a Shareholder Administration fee of 0.15%, and may have a Sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a Shareholder Administration fee of 0.15% and may have a Sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

(b) Fund Objective and Description

Macro Allocation Fund

MAF’s objective is to maximize long-term risk-adjusted total return.

In pursuing its investment objective, MAF employs a dynamic global macro asset allocation strategy. This strategy attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity and fixed income) and currencies with a view to profit from movements across and within such asset classes and currencies. MAF uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. MAF’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies. The goal is to identify and exploit periodic discrepancies between fundamental values and market prices. These perceived value/price discrepancies are the foundation of the MAF’s portfolio construction. MAF may invest in or seek exposure to a wide range of asset classes including, without limitation, equity and fixed income markets (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign credit, including high yield (junk bonds)), commodities, and real estate, and currencies. MAF has no geographical or other limits on the allocation of its assets among asset classes.

Commodity Strategy Long/Short Fund

CLS’s objective is to seek long-term risk-adjusted total return.

CLS’s investment strategies seeks to provide broad exposure to commodities, provide attractive risk-adjusted returns with low correlations to traditional asset classes, maintain the inflation protection of commodities investing and profit in both up and down commodity markets. CLS seeks to provide exposure to the commodity trading strategies of independent commodity trading advisors (“CTAs”) selected by William Blair & Company, L.L.C., (the “Advisor”) currently through derivative instruments (instruments whose values are based on, for example, indices, currencies or securities), and invests in fixed-income securities.

CLS’s commodity investments include derivative instruments that provide exposure to trading strategies of CTAs selected by the Advisor and/or by investing in limited liability companies, limited partnerships, corporations or other pooled vehicles (“Underlying Vehicles”) managed by such CTAs. The Advisor currently seeks exposure to CTA trading strategies through a total return swap (the “Swap”), with Deutsche Bank AG, London Branch (“Deutsche Bank”) as the counterparty. The Swap, which is a type of derivative instrument, is based on a customized index (the “Index”) designed to replicate the aggregate returns

14	Semi-Annual Report	April 30, 2013

of the trading strategies of CTAs selected by the Advisor. The swap currently has exposure to seven different CTAs which can be broadly placed into three different trading strategies. Systematic strategies which utilize quantitative systems to exploit trending behavior of futures markets over various time frames and may include some counter trend and mean reversion aspects. Fundamental strategies conduct deep research into fundamental supply and demand factors that drive futures markets and use specialized models, data sources and other tools to construct expectations of fundamental values. Specialist strategies employ specialized knowledge, research and analysis systems to seek value from niche markets. As of April 30, 2013, the swap was made up of 39.7% Systematic strategies, 17.4% Fundamental strategies and 42.9% Specialist strategies.

The Swap is based on a notional amount agreed to by the Advisor and Deutsche Bank. The notional amount of the Swap may be adjusted from time to time and may exceed the net assets of the fund. The Advisor may add or remove CTAs from the Index or increase or decrease the weighting given to a CTA included in the Index. The Swap will expire on April 26, 2017, but may be terminated by the Fund on one day’s notice to Deutsche Bank. The notional amount of the Swap as of April 30, 2013 was $18,816,304.

The Swap value reflects the current cost of the fees of Deutsche Bank and the fixed fees of the CTAs together aggregating no more than 1.80% of the notional allocations to the CTAs included in the Index and may include a deduction for the performance fees of the individual CTAs in an amount not to exceed 20%. The deduction for performance fees in the Index will be based on the performance results of each individual CTA’s trading strategy represented in the Index. Accordingly, a performance fee for one or more CTA trading strategies represented in the Index may be deducted in calculating the Index even if the aggregate returns of the trading strategies of the CTAs are negative. To the extent the aggregate notional allocations to the CTAs included in the Index exceed the net assets of the Fund, the deduction from the Index for the fees of Deutsche Bank and the fixed fees of the CTAs will be greater as a percentage of the Fund’s net assets than the deduction would be if the aggregate notional allocations to the CTAs included in the Index were equal to or less than the net assets of the Fund. Fees are accrued daily within the Swap and deducted from the Swap value quarterly. During the period ended April 30, 2013, total fees of the Swap were $128,791 of which $29,476 was related to performance fees.

(2) Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Basis for Consolidation for Commodity Strategy Long/Short Fund

CLS’s investments in the Swap are made through William Blair CLS Ltd., a wholly-owned subsidiary of CLS organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary acts as an investment vehicle for CLS in order to effect certain investments for the Fund consistent with CLS’s investment objective and policies as specified in its Prospectus and Statement of Additional Information. CLS’s Portfolio of Investments has been consolidated and includes the portfolio holdings of CLS and the Subsidiary. The consolidated financial statements include the accounts of CLS and the Subsidiary. All inter-company transactions and balances have been eliminated. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. Investments held within the Subsidiary are used to meet collateral requirements of the Swap and are invested in a money market fund. Under normal conditions, CLS will have an investment in the Subsidiary between 5% and 20% of the net assets of CLS. As of April 30, 2013, the total investment in the Subsidiary was $732,752, representing 4.9% of the net assets of CLS.

(b) Investment Income and Transactions

Dividend income and expense is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Consolidated Portfolio of Investments for CLS were the rates in effect on April 30, 2013. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments with maturities < 60 days and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are reclassified to interest income. For the period ended April 30, 2013, the Commodity Strategy Long/Short Fund recognized a reduction of income and an increase in net realized gains of $77,394.

April 30, 2013	William Blair Funds	15

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

(c) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value (“NAV”). The NAV per share is determined separately for each class by dividing each Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “Exchange”), which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the Funds assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within each Fund’s Prospectus. The redemption fees collected by the Funds are netted against the amount of redemptions for presentation on the (Consolidated) Statements of Changes in Net Assets. As of April 30, 2013, the Funds have not collected any redemption fees.

Distributions from net investment income, if any, of the Funds are declared and paid at least annually. Capital gain distributions, if any, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(d) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(e) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no provision for income tax is required to be recorded in the financial statements. As of October 31, 2012, the Funds had not been in existence for a complete fiscal year and therefore have not made annual filings with the Internal Revenue Service.

The Funds treat the deferred loss associated with current period wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation (depreciation) at April 30, 2013, were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Macro Allocation	$114,614,956	$3,787,504	$557,935	$3,229,569
Commodity Strategy Long/Short	16,263,364	73,241	17,910	55,331

16	Semi-Annual Report	April 30, 2013

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to differing treatment of paydown gains and losses, Section 988 currency transactions and income and gains from swap contracts. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at October 31, 2012, the following reclassifications were recorded:

Fund	Accumulated Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Capital Paid in Excess of Par Value
Macro Allocation	$(108,077)	$109,122	$(1,045)
Commodity Strategy Long/Short.	38,387	(37,585)	(802)

The tax character of distributions paid during fiscal year ended 2012 was as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions
Macro Allocation	$42,495	$—	$42,495
Commodity Strategy Long/Short	—	—	—

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Macro Allocation	$753,928	$ —	$141,124	$ 245,881
Commodity Strategy Long/Short	34,598	(36,007)	—	(138,437)

As of October 31, 2012, the Commodity Strategy Long/Short Fund has short-term capital loss carryforward, without expiration, of $36,007.

(f) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(g) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(h) Indemnifications

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential cost or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

April 30, 2013	William Blair Funds	17

(3) Valuation

(a) Investment Valuation

The market value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, the mean between the last reported bid and ask prices.

Investments in mutual funds which are not traded on an exchange are valued at their respective net asset value per share.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the latest bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the latest bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

The total return swaps in the Macro Allocation Fund are valued by an independent pricing service using simulation pricing models. These models will value the underlying basket of exchange-traded equity securities within the total return swap based on readily observable market prices.

CLS’ shares of the Subsidiary are valued at the net asset value per share of the Subsidiary, which is calculated using the same valuation procedures as CLS. For CLS, the Subsidiary’s investment in the Swap is fair valued based on the calculation of the Index by the counterparty. The counterparty calculates the Index each index business day at the close of business in London, which is typically 11:00AM Eastern Time. The Advisor performs certain daily tests of the Swap value in order to test the reasonableness of the counterparty’s valuation. In determining the fair value of the Swap, the Advisor, under procedures approved by the Board of Trustees, will consider whether there have been significant events that have occurred from the close of business in London when the Swap is valued and the time that the Fund calculates its NAV.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Valuation Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates,

18	Semi-Annual Report	April 30, 2013

prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment) unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows.

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed-Income Securities

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Asset-Backed Securities

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Short-term investments having a maturity of 60 days or less at the time of purchase are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the

April 30, 2013	William Blair Funds	19

product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

CLS Swap Contract

The Swap held by the Subsidiary of CLS is fair valued based on the calculation of the Index by the counterparty. The Swap is not a listed security nor does it actively trade. The fair value is based on inputs that are not readily observable in the market place, primarily of which are the underlying baskets of commodity investments on which the Swap value is derived. The Value of the Swap also reflects deductions for management and performance fees from the underlying CTAs, counterparty fees and trading costs. The Swap is categorized within Level 3 of the fair value hierarchy.

As of April 30, 2013, the hierarchical input levels of securities in each Portfolio, segregated by security class or other financial instrument, are as follows:

Investments in Securities	Macro Allocation	Commodity Strategy Long/Short
Assets
Level 1—Quoted Prices
Common Stock	$675,511	$—
Exchange-Traded Funds	71,753,550	—
Purchased Options	1,024,563	—
Level 2—Other Significant Observable Inputs
Government Securities	10,614,974	11,087,211
Asset-Backed Securities	—	1,444,236
Corporate Obligations	—	1,480,227
Short-term Investments	33,775,927	2,307,021
Liabilities
Level 1—Quoted Prices
Exchange-Traded Funds	(7,288,000)	—
Total Investments in Securities	$110,556,525	$16,318,695

Other Financial Instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$1,568,068	$—
Level 2—Other Significant Observable Inputs
Forward Foreign Currency Contracts	1,495,946	—
Liabilities
Level 2—Other Significant Observable Inputs
Futures Contracts	(836,565)	—
Total Return Swap	(11,417)	—
Level 3—Significant Unobservable Inputs
Total Return Swap	—	(671,838)
Total Other Financial Instruments	$2,216,032	$(671,838)

The following is a reconciliation of Level 3 investments in the Commodity Strategy Long/Short Fund for which significant unobservable inputs were used to determine fair value:

	Value 10/31/2012	Notional Increase	Notional Decrease	Change in Unrealized Depreciation	Value 4/30/2013
Total Return Swap	$(215,187)	$7,671,724	$1,357,583	$(456,651)	$(671,838)

20	Semi-Annual Report	April 30, 2013

Significant unobservable inputs for the Swap consist primarily of the performance of the underlying CTAs. For the period ended April 30, 2013, the CTA performance ranged from -5.74% to 15.88%. The Swap value will increase or decrease generally in proportion to the weighted average performance of the CTAs.

(4) Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

(5) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Advisor for investment advisory, clerical, bookkeeping and administrative services. Each Fund pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. The annual advisory fee rates for the Macro Allocation Fund and the Commodity Strategy Long/Short Fund are 0.80% and 1.40%, respectively.

Each Fund has also entered into an Amended and Restated Expense Limitation Agreement with the Advisor. Under the terms of the agreement, the Advisor will waive its management fee and/or reimburse each Fund for expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) in excess of the agreed upon rate. The amount the Advisor owes a Fund as of the reporting date is recorded as Receivable from Advisor on the (Consolidated) Statements of Assets and Liabilities. The Advisor reimburses the Funds on a monthly basis. Under the terms of the agreement, the Advisor has agreed to waive its advisory fees and/or reimburse other operating expenses through April 30, 2014, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

Funds	Class N	Class I
Macro Allocation	1.35%	1.10%
Commodity Strategy Long/Short	1.95%	1.70%

For the period ended April 30, 2013, the fee waivers and/or reimbursements were as follows:

	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Macro Allocation Fund	103,253	4,587	5,425	113,265
Commodity Strategy Long/Short Fund	152,343	1,465	253	154,061

For a period of three years subsequent to the commencement of operations, the Advisor is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amounts available for recapture at April 30, 2013 for MAF and CLS were $311,426 and $364,515, respectively.

(b) Underwriting, Distribution Services and Service Agreements

Each Fund has a Distribution Agreement with William Blair for distribution services to the Funds’ Class N shares. Each Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for each Fund. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

April 30, 2013	William Blair Funds	21

Each Fund has a Shareholder Administration Agreement with William Blair to provide shareholder administration services. Class N and Class I shares of the Funds pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended April 30, 2013, the following shareholder administration fees were incurred:

Funds	Class N	Class I	Total
Macro Allocation	$15,772	$35,398	$51,170
Commodity Strategy Long/Short	843	9,824	10,667

(6) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and demand notes for the period ended April 30, 2013, were as follows:

Fund	Purchases	Sales
Macro Allocation	$59,267,069	$3,047,789
Commodity Strategy Long/Short	6,253,063	2,884,436

Transactions in written call and put options for the period ended April 30, 2013 are as follows:

Macro Allocation Fund	# of Contracts	Notional Amount	Premium
Balance at October 31, 2012	40	$1,036,920	$33,938
Sales	37	1,080,856	4,020
Closing Buys	(77)	(2,117,776)	(37,958)
Expirations	—	—	—
Excised	—	—	—
Balance at April 30, 2013	—	$—	$—

(7) Short Sales

A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss unlimited in size, will be recognized upon the termination of the short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(8) Financial Derivative Instruments

The Funds may use derivative instruments to obtain investment exposures, to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus.

Derivative transactions carry counterparty risk as they are based on contracts between the Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract. The Funds seek to reduce counterparty risk in respect of OTC derivatives contracts by only transacting with high credit-standing counterparties and by regularly monitoring its exposure to counterparties.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

22	Semi-Annual Report	April 30, 2013

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund and a cash payment is either made to or received from the counterparty. Futures held through swaps are marked to market daily, however, the Fund does not make or receive cash payments to/from the counterparty. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

Options

The purchase or sale of an option by the Funds involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset on the (Consolidated) Statements of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability on the (Consolidated) Statements of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed on the (Consolidated) Statements of Operations.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency exchange contracts. When entering into a forward currency contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Funds’ net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the (Consolidated) Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the (Consolidated) Statements of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the (Consolidated) Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

CLS gains exposure to the commodities market by investing in a total return swap with Deutsche Bank as counterparty. The Fund’s returns are reduced or its losses are increased by the costs associated with the Swap, which are the fees deducted by the counterparty in the valuation of the Swap. In addition, there is the risk that the Swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the Swap were to terminate, the Fund may be unable to implement its investment strategies with respect to commodities investments and the Fund may not be able to seek to achieve its investment objective.

For the CLS Swap no price was paid upon entering into the arrangement nor is any initial margin required to be posted. Any increase or decrease in the Swap value will be recorded on the (Consolidated) Statements of Assets and Liabilities as appreciation or depreciation on the Swap contract. In the event of depreciation, the Fund is required to deposit in a segregated account with its custodian an amount at least equal to the unrealized losses.

April 30, 2013	William Blair Funds	23

The following table presents the value of financial derivative instruments as of April 30, 2013 and their respective location on the Statement of Assets and Liabilities:

	Assets		Liabilities
	Statement of Assets		Statement of Assets
Derivative	and Liabilities	Value	and Liabilities	Value
Macro Allocation
Currency	Unrealized appreciation on forward currency contracts	$1,495,946	Unrealized depreciation on forward currency contracts	$—
Interest rate	Receivable for variation margin	—	Payable for variation margin	1,106,799
Equity	Receivable for variation margin	1,838,302	Payable for variation margin	—
Interest rate	Investments in securities, at value	601,563
Equity	Investments in securities, at value	423,000
Equity	Unrealized appreciation on swap contract	—	Unrealized depreciation on swap contract	11,417
Commodity Strategy Long/Short
Commodities	Unrealized appreciation on swap contract	—	Unrealized depreciation on swap contract	671,838

The following table indicates the effect of derivatives, by primary risk exposure, on the Statement of Operations for the period ended April 30, 2013:

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Derivative	Statement of Operations	Value	Statement of Operations	Value
Macro Allocation
Currency	Forward foreign currency contracts	$783,828	Forward foreign currency contracts	$1,333,748
Interest rate	Futures Contracts	(294,176)	Futures Contracts	(1,049,943)
Equity	Futures Contracts	939,647	Futures Contracts	2,151,150
Interest rate	Options	(65,150)	Options	343,084
Equity	Options	(1,477,226)	Options	(347,341)
Equity	Swap Contracts	561,863	Swap Contracts	(73,523)
Commodity Strategy Long/Short
Commodities	Swap Contract	—	Swap Contract	(456,651)

(9) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio for the period ending April 30, 2013:

			Commodity Strategy
	Macro Allocation		Long/Short
Class N Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,809,486	$32,624,977	1,529	$15,000
Reinvestment of distributions	29,042	329,049	417	4,033
Less shares redeemed	(221,287)	(2,573,002)	(1,535)	(14,608)
Net increase (decrease)	2,617,241	$30,381,024	411	$4,425

Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	4,783,887	$55,602,615	486,505	$4,724,200
Reinvestment of distributions	55,019	625,010	3,579	34,711
Less shares redeemed	(145,871)	(1,700,052)	(242,906)	(2,343,833)
Net increase (decrease)	4,693,035	$54,527,573	247,178	$2,415,078

Total	Shares	Dollars	Shares	Dollars
Shares sold	7,593,373	$88,227,592	488,034	$4,739,200
Reinvestment of distributions	84,061	954,059	3,996	38,744
Less shares redeemed	(367,158)	(4,273,054)	(244,441)	(2,358,441)
Net increase (decrease)	7,310,276	$84,908,597	247,589	$2,419,503

24	Semi-Annual Report	April 30, 2013

The following table summarizes the activity in capital shares of each Fund for the period ending October 31, 2012:

			Commodity Strategy
	Macro Allocation (a)		Long/Short (b)
Class N Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,022,549	$11,087,240	115,868	$1,159,178
Reinvestment of distributions	719	7,331	—	—
Less shares redeemed	(132,980)	(1,505,829)	—	—
Net increase (decrease)	890,288	$9,588,742	115,868	$1,159,178

Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,177,995	$23,940,881	1,237,719	$12,396,408
Reinvestment of distributions	2,285	23,303	—	—
Less shares redeemed	(137,895)	(1,553,047)	(42,950)	(433,108)
Net increase (decrease)	2,042,385	$22,411,137	1,194,769	$11,963,300

Total	Shares	Dollars	Shares	Dollars
Shares sold	3,200,544	$35,028,121	1,353,587	$13,555,573
Reinvestment of distributions	3,004	30,634	—	—
Less shares redeemed	(270,875)	(3,058,876)	(42,950)	(433,095)
Net increase (decrease)	2,932,673	$31,999,879	1,310,637	$13,122,478

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
(b)	For the period from April 25, 2012 (Commencement of Operations) to October 31, 2012.

April 30, 2013	William Blair Funds	25

Financial Highlights

Macro Allocation Fund

	Class N
	Period Ended April 30,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of year	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.11
Net realized and unrealized gain (loss) on investments	0.92	1.24
Total from investment operations	0.94	1.35
Less distributions from:
Net investment income	0.11	0.07
Net realized gain	0.20	—
Total distributions	0.31	0.07
Net asset value, end of period	$11.91	$11.28
Total Return (%)*	8.49	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.35	1.35
Expenses, net of waivers and reimbursements	1.46	1.41
Expenses, before waivers and reimbursements.	1.83	2.95
Net investment income (loss), net of waivers and reimbursements	0.38	1.18
Net investment income (loss), before waivers and reimbursements	0.01	(0.36)
Class N net assets at end of period (in thousands)	$41,748,018	$10,045,079
Portfolio turnover rate (%)*	8	40

	Class I
	Period Ended April 30,	Period Ended October 31,
	2013	2012 (a)
Net asset value, beginning of year	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.16
Net realized and unrealized gain (loss) on investments	0.91	1.22
Total from investment operations	0.95	1.38
Less distributions from:
Net investment income	0.12	0.07
Net realized gain	0.20	—
Total distributions	0.32	0.07
Net asset value, end of period	$11.94	$11.31
Total Return (%)*	8.52	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.10	1.10
Expenses, net of waivers and reimbursements	1.21	1.18
Expenses, before waivers and reimbursements	1.52	2.94
Net investment income (loss), net of waivers and reimbursements	0.70	1.67
Net investment income (loss), before waivers and reimbursements	0.39	(0.09)
Class I net assets at end of period (in thousands)	$80,394,215	$23,094,688
Portfolio turnover rate (%)*	8	40

(a)	For the period November 29, 2011 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

26	Semi-Annual Report	April 30, 2013

Financial Highlights

Commodity Strategy Long/Short fund

	Class N
	Period Ended April 30,	Period Ended October 31,
	2013	2012 (a)
Net asset value, beginning of year	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.33)	(0.09)
Total from investment operations	(0.34)	(0.11)
Less distributions from:
Net investment income	0.03	—
Net realized gain	—	—
Total distributions	0.03	—
Net asset value, end of period	$9.52	$9.89
Total Return (%)*	(3.40)	(1.10)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.95	1.95
Expenses, before waivers and reimbursements	4.09	5.88
Net investment income (loss), net of waivers and reimbursements	(0.29)	(0.30)
Net investment income (loss), before waivers and reimbursements	(2.43)	(4.23)
Class N net assets at end of period (in thousands)	$1,107,274	$1,146,277
Portfolio turnover rate (%)*	22	5

	Class I
	Period Ended April 30,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of year	$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00^	0.00^
Net realized and unrealized gain (loss) on investments	(0.33)	(0.09)
Total from investment operations	(0.33)	(0.09)
Less distributions from:
Net investment income	0.04	—
Net realized gain	—	—
Total distributions	0.04	—
Net asset value, end of period	$9.54	$9.91
Total Return (%)*	(3.35)	(0.90)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.70	1.70
Expenses, before waivers and reimbursements	3.87	5.55
Net investment income (loss), net of waivers and reimbursements	(0.05)	(0.05)
Net investment income (loss), before waivers and reimbursements	(2.22)	(3.90)
Class I net assets at end of period (in thousands)	$13,759,973	$11,835,553
Portfolio turnover rate (%)*	22	5

(a)	For the period April 25, 2012 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

April 30, 2013	William Blair Funds	27

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 Since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP, L.L.P. (since 2008) Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Chairman, William Blair SICAV; Director, William Blair CLS Ltd., Director, William Blair MAS Ltd., Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President Since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008) Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Director, William Blair SICAV Director, William Blair CLS Ltd., Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly, Co-founder and Managing Director, Oxford Capital Partners, Inc. from 1994 to 2006	26	Potbelly Sandwich Works, LLC

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004- 2005; formerly, Partner, KPMG LLP	26	The Hartford Group of Mutual Funds (87 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (14 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	26	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., (marketing communications and advertising firm)	26	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. Companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	26	Mutual Trust Financial Group, provider of insurance and investment products; Board Member First MetLife Investors Insurance Company, NY Chartered Company for Metropolitan Life Insurance

28	Semi-Annual Report	April 30, 2013

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2009	Partner, William Blair & Company, L.L.C.		N/A

	Vice President	2008-2009	Associate, William Blair & Company, L.L.C.; former Partner, Magnetar Capital (2005-2009)

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.		N/A

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)		N/A

David C. Fording, 1967	Senior Vice President	Since 2009	Partner, William Blair & Company, L.L.C.		N/A

	Vice President	2006-2009	Associate, William Blair & Company, L.L.C.

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Partner, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.		N/A

Chad M. Kilmer, 1975	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C.		N/A

	Vice President	2006-2011	Associate, William Blair & Company, L.L.C.
Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.		N/A

	Vice President	2005-2008	Associate, William Blair & Company, L.L.C.

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.		N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C., (2005-2008)		N/A

April 30, 2013	William Blair Funds	29

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer

Todd M. McClone, 1968	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.	N/A

Brian D. Singer, 1960	Senior Vice President	Since 2012	Partner, William Blair & Company, L.L.C.	N/A

	Vice President	2011-2012	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009- 2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2003-2007)

Paul J. Sularz, 1967	Senior Vice President	Since 2012	Partner, William Blair & Company, L.L.C.	N/A

	Vice President	2009-2012	Associate, William Blair & Company, L.L.C.

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager Large Cap Value, Deutsche Asset Management (2002-2010)	N/A

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009- 2011); prior thereto. President and CEO of Allegiant Asset Management (2004-2009)	N/A

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)	N/A

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A

Jason Moede, 1971	Vice President	Since 2013	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, TradeLink, LLC (2008-2011)	N/A

30	Semi-Annual Report	April 30, 2013

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)	N/A

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A

Edwin Denson, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2001-2009)	N/A

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009- 2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate Counsel and Chief Compliance Officer, Calamos Investments (2006-2008)	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, Bell, Boyd & Lloyd, LLP (2006-2008)	N/A

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair & Company, L.L.C., the Fund’s investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the earlier of (a) the non-interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the non-interested Trustee was first elected or appointed as a member of the Board of Trustees. The Fund’s officers, except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all partners of William Blair & Company, L.L.C. also became limited partners in WBC Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

April 30, 2013	William Blair Funds	31

(unaudited)

Renewal of the Management Agreement

On April 23, 2013, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”) including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”) on behalf of each of the William Blair Macro Allocation Fund and the William Blair Commodity Strategy Long/Short Fund (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, quality and extent of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Advisor. The Board considered that the Macro Allocation Fund commenced operations on November 29, 2011 and the Commodity Strategy Long/Short Fund commenced operations on April 25, 2012 and that the Funds had a limited operating history. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 23, 2013 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and independent legal counsel sent a formal request for information to Trust management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Advisor provided. The Independent Trustees considered: (i) the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of the Macro Allocation Fund for the one year period ended December 31, 2012 to a relevant securities index; (iii) information comparing advisory fees of each Fund to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for the Trust as a whole; and (v) information describing other benefits to the Advisor resulting from its relationship with the Funds. The Independent Trustees reviewed comparative performance for a performance peer universe of funds provided by Lipper for the Macro Allocation Fund for the one year period ended December 31, 2012 and comparative advisory fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Lipper for each Fund. The Independent Trustees noted that they receive information from the Advisor regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. The Independent Trustees received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees.

On April 9, 22 and 23, 2013, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Advisor on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement for each Fund and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has been associated with the Funds since their inception. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Advisor managed the Funds and knowing the investment advisory fee. The Board considered biographical information about the Trust’s officers and the Funds’ portfolio managers, including information on the portfolio managers’ investments in the Funds. The Board also considered the administrative services performed by the Advisor, financial information regarding the Advisor, the Advisor’s execution quality and use of soft dollars, the Advisor’s risk management activities and its compliance

32	Semi-Annual Report	April 30, 2013

program, and the Advisor’s expense limitations in place for the Funds. The Board was also provided with information pertaining to the Advisor’s organizational structure. The Board noted that the Advisor pays the compensation of all of the officers and the interested Trustees of the Trust.

The Board reviewed information on the total return of the Macro Allocation Fund for the one year period ended December 31, 2012 (the Commodity Strategy Long/Short Fund commenced operations on April 25, 2012 and did not have a full year of performance), along with total return information for a performance peer universe of funds provided by Lipper and a benchmark securities index. The Lipper performance peer universe for the Macro Allocation Fund included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. The Trustees reviewed the Macro Allocation Fund’s ranking in its Lipper performance peer universe during the applicable period. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Fund were satisfactory.

Fees and Expenses. The Board reviewed each Fund’s advisory fee and expense ratios for Class N and Class I shares and reviewed information comparing the advisory fee and expense ratios to those of an expense peer group and an expense peer universe of funds provided by Lipper for Class N and Class I shares of each Fund. The Lipper expense peer group for Class N and Class I shares of each Fund (“Class N and Class I Lipper Expense Group”) consisted of a group of retail no-load funds with a similar investment style as classified by Lipper and asset size as the Fund. The Lipper expense peer universe for Class N and Class I shares of each Fund consisted of the Fund’s Class N and Class I Lipper Expense Group and all other retail no-load funds (excluding outliers) with a similar investment style as classified by Lipper as the Fund. In considering the Lipper information, the Board noted that the contractual advisory fee for the Macro Allocation Fund was below the average contractual advisory fee of its Class N and Class I Lipper Expense Group and the contractual advisory fee for the Commodity Strategy Long/Short Fund was above the average contractual advisory fee of its Class N and Class I Lipper Expense Group.

The Board noted the contractual expense limitations in place for each Fund and considered the advisory fees waived and other expenses reimbursed by the Advisor on behalf of the Funds in 2012, noting that for each Fund the Advisor waived its advisory fee. The Board also considered that the Advisor had previously agreed to continue to contractually limit operating expenses until April 30, 2014 for each Fund.

The Board also reviewed amounts charged by the Advisor to other pooled investment vehicles, including other registered funds for which the Advisor acts as a subadvisor, and the Advisor’s fee schedule for institutional separate accounts. With respect to other pooled investment vehicles and institutional separate accounts, the Board considered the Advisor’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles and separate accounts. In addition, the Board considered the Advisor’s statement that institutional separate accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds.

On the basis of all the information provided, the Board concluded that each Fund’s advisory fee, coupled with applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Independent Trustees considered that the Advisor had waived its advisory fee for each Fund and absorbed operating expenses to limit each Fund’s operating expenses payable by shareholders and this provided no profit for the Advisor during 2012.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s statement that certain Fund expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Fund’s assets grow. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, the Fund’s total and net expense ratios and the expense limitations in place for the Funds, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Funds, including (i) non-advisory fee revenue from the Funds in the form of shareholder administration fees and distribution fees and the payment of some or all of those revenues to third parties, and (ii) favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

April 30, 2013	William Blair Funds	33

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

34	Semi-Annual Report	April 30, 2013

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, service fees, shareholder administration fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from November 1, 2012 to April 30, 2013.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

The expenses shown in the examples do not reflect the fees of the Commodity Strategy Long/ Short Fund’s Swap, which are described in the Footnote 1(b) in the Notes to Financial Statements. The costs of the Swap will affect the Fund’s performance.

April 30, 2013	William Blair Funds	35

Fund Expenses (unaudited)

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value 11/1/2012	Ending Account Value 4/30/2013	Expenses Paid During the Period(a)	Annualized Expense Ratio
Macro Allocation Fund
Class N—actual return	$1,000.00	$1,084.90	$6.25	1.21%
Class N—hypothetical 5% return	1,000.00	1,018.79	6.06	1.21
Class I—actual return	1,000.00	1,085.20	6.10	1.18
Class I—hypothetical 5% return	1,000.00	1,018.94	5.91	1.18

Expense Example	Beginning Account Value 11/1/2012	Ending Account Value 4/30/2013	Expenses Paid During the Period(a)	Annualized Expense Ratio
Commodity Strategy Long/Short Fund
Class N—actual return	$1,000.00	$ 966.00	$9.51	1.95%
Class N—hypothetical 5% return	1,000.00	1,015.12	9.74	1.95
Class I—actual return	1,000.00	966.50	8.29	1.70
Class I—hypothetical 5% return	1,000.00	1,016.36	8.50	1.70

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).

36	Semi-Annual Report	April 30, 2013

BOARD OF TRUSTEES

Vann A. Avedisian
Principal, Highgate Holdings

Phillip O. Peterson
Retired Partner, KPMG LLP

Donald J. Reaves
Chancellor, Winston-Salem State University

Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairman and President
Partner, William Blair & Company, L.L.C.,

Thomas J. Skelly
Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President
Partner, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President
Karl W. Brewer, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
W. George Greig, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer,Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Matthew A. Litfin, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
David P. Ricci, Senior Vice President
Brian D. Singer, Senior Vice President
Paul J. Sularz, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
John Abunassar, Vice President
Peter Carl, Vice President
Thomas Clarke, Vice President
Edwin Denson, Vice President
D. Trowbridge Elliman III, Vice President
David F. Hone, Vice President
Kathleen M. Lynch, Vice President
Jason Moede, Vice President
Christopher Walvoord, Vice President
Brian Ziv, Vice President
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer

Investment Advisor
William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Vedder Price P.C.

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

April 30, 2013	William Blair Funds	37

William Blair Funds
Multi-Asset and Alternatives Macro Allocation Fund Commodity Strategy Long/Short Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272	222 West Adams Street
williamblairfunds.com	Chicago, Illinois 60606

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President
(Chief Executive Officer)

Date: June 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President
(Chief Executive Officer)

Date: June 20, 2013

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer
(Chief Financial Officer)

Date: June 20, 2013